UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 1, 2003

Exact name of registrant as specified in its charter; Commission File No.:	Address of principal executive offices; zip code; registrant’s telephone number, including area code:	State or other jurisdiction of incorporation or organization; IRS Employer Identification No.:

DQE, Inc. 1-10290	411 Seventh Avenue Pittsburgh, PA 15219 412-393-6000	Pennsylvania 25-1598483

Item 7. Financial Statements and Exhibits.

99.1	Earnings release for the quarter ended March 31, 2003, issued on May 1, 2003.

Item 9. Regulation FD Disclosure.

On May 1, 2003, DQE issued its earnings release for the quarter ended March 31, 2003. A copy of the release is incorporated herein by reference to Exhibit 99.1.

This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the SEC’s interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DQE, Inc.
(Registrant)

Date	May 1, 2003	/s/ Stevan R. Schott
(Signature)
Stevan R. Schott
Vice President and Controller

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